[Logo] SIT
Mutual Fund Group


QUARTERLY REPORT
BOND FUNDS
December 31, 1995

                                             A FAMILY
                                             OF 100%
                                             NO-LOAD FUNDS

                                             * BOND FUND

                                             * MINNESOTA TAX-FREE
                                               INCOME FUND

                                             * TAX-FREE
                                               INCOME FUND

                                             * U.S. GOVERNMENT
                                               SECURITIES FUND

                                             * MONEY MARKET FUND


                              SIT MUTUAL FUND GROUP
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

A Look at the SIT Mutual Funds...................................        2

Chairman's Letter................................................        3

Performance Review...............................................        4

Fund Reviews

      Bond Fund..................................................        6

      Minnesota Tax-Free Income Fund.............................        8

      Tax-Free Income Fund.......................................       10

      U.S. Government Securities Fund............................       12

      Money Market Fund..........................................       14



         This document must be preceded or accompanied by a Prospectus.


                         A LOOK AT THE SIT MUTUAL FUNDS

         The SIT Mutual Fund Group is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.5 billion for some of America's largest corporations, foundations and endowments.

         The SIT Mutual Fund Group is comprised of eleven 100% no-load funds. 100% no-load means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

         Some of the other features include:
         * Free telephone exchange
         * Dollar-cost averaging through automatic investment plan
         * Electronic transfer of funds for purchases and redemptions
         * Free check-writing privileges on bond funds
         * Retirement accounts including IRAs, Keoghs and 401(k) Plans

                              SIT FAMILY OF FUNDS

Graph showing: PRINCIPAL STABILITY & CURRENT INCOME AND GROWTH POTENTIAL


STABILITY:
SAFETY OF PRINCIPAL
AND CURRENT INCOME

   MONEY MARKET

INCOME:
INCREASED INCOME

   U.S. GOVERNMENT SECURITIES
   TAX-FREE INCOME
   MINNESOTA TAX-FREE INCOME
   BOND

GROWTH & INCOME:
LONG-TERM CAPITAL
APPRECIATION AND INCOME

   BALANCED
   GROWTH & INCOME

GROWTH:
LONG-TERM CAPITAL
APPRECIATION

   GROWTH
   INTERNATIONAL GROWTH
   SMALL CAP GROWTH
   DEVELOPING MARKETS GROWTH

SIT MUTUAL FUND GROUP
CHAIRMAN'S LETTER - DECEMBER 31, 1995

Dear Fellow Shareholders:

     Domestic financial assets showed positive returns during the fourth quarter ended December 31, 1995, as interest rates moved lower in response to an anticipated resolution to the continuing budget debate in Washington, further signs of economic deceleration, reasonably contained inflation, and a healthy foreign appetite for U.S. Treasury securities.

ECONOMIC REVIEW
     Domestic economic growth moderated during the fourth quarter of 1995, although the exact magnitude of growth remains unclear at the present time. The temporary federal government shutdown, combined with the Commerce Department's conversion to a new chain-linked methodology for calculating GDP, created an economic data vacuum heading into the new year. The latest official reading on the economy indicated that real GDP grew at a +3.2% annual rate during the third quarter under the revised method versus +4.2% when calculated using the old method. The new chain-linked calculation will more accurately reflect yearly price fluctuations of goods than the older, fixed-weight method. During the third quarter, inventory buildup was curtailed, but consumer spending ticked downward slightly to a +2.9% annual rate.

     Much of the available fourth quarter data suggests economic deceleration, although initial signals are fairly mixed. Personal income grew steadily through November, but personal consumption expenditures were relatively modest. Weak holiday retail sales, flat payroll employment growth, and decreases in consumer sentiment and leading economic indicators reassured fixed income markets and sent the 30-year Treasury bond yield to a low of 5.95% at year end. We estimate that economic growth for calendar 1996 will approximate +2.0%. The U.S. dollar is likely to continue on its path of gradual strength, but will likely remain within its recent trading range and not be damaging to the favorable export prospects for U.S. companies.

     In Washington, Republicans and Democrats continue to debate the best means for balancing the budget. Both sides have now agreed to a seven-year timeframe and to the more conservative CBO scoring method that previously had been major stumbling blocks. The President has even voiced his willingness to include a capital gains tax reduction in the final package. The divisive issues yet to be resolved include future reductions in Medicare and Medicaid spending growth and additional tax reductions. Given the duration of the stalemate and the political toll that has been paid by the conservatives, a compromise is likely before March. However, Republicans are likely to resume the entitlement spending debate during the upcoming election. Fiscal policy in 1996 will be moderately restrictive based on the lack of a tax cut and decreased federal outlays resulting from the federal shutdown. In the first three months of the fiscal year, the federal deficit is $17 billion less than last year.

     Inflation remained in check during the fourth quarter, a positive factor for fixed income markets as the CPI closed out the year recording a modest annual increase of +2.5%. We are monitoring rising price patterns in grain commodities which appear to have been driven by extreme weather conditions. The PPI for crude materials, which includes energy, has also risen slightly, but has not induced broad price pressures. We believe that consumer inflation, as measured by the year-over-year change in the CPI, should approximate +2.5% for 1996.

STRATEGY SUMMARY
     Contained inflation and concerns over the progress of the economy prompted the Federal Reserve to once again lower the federal funds rate by an additional 25 basis points to 5.25% at its meeting on January 31st. We believe short-term rates are still relatively restrictive and anticipate that the Fed could reduce rates even further during the first half of 1996.

     Within this moderate growth/moderate inflation environment, we expect long-term bond yields to remain within a narrower range than in the past two years. Our longer range forecast is for somewhat higher long-term interest rates compared to current levels. Thus, we expect the seasoned premium mortgage holdings in our taxable bond funds will outperform the corporate sector. While taxable portfolio durations are currently slightly longer than their respective benchmarks, we anticipate a more defensive positioning as interest rates trend lower and the yield curve steepens.

     Tax-exempt bond yields followed taxable bond yields to lower levels at the end of 1995, although concerns over tax reform have caused longer maturity municipals to remain cheaply valued relative to comparable maturity Treasuries. We continue to believe that intermediate-to-long maturity municipal bonds are very attractive and that the risks of potential tax reform are reflected in their relative valuations. We remain focused on securities that provide high yield as well as stability of principal, such as those in the housing sector, and believe that these securities will perform particularly well in the relatively narrow interest rate range environment we anticipate.

     We appreciate your continued interest and support as shareholders in the SIT Mutual Fund Group.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer


SIT MUTUAL FUND GROUP
DECEMBER 31, 1995 PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     Following its first move in July, the Federal Reserve eased monetary policy further by reducing the federal funds rate an additional 25 basis points to 5.50% on December 19th. This action was based on indications of a weakening consumer sector and a continued positive outlook for inflation. Long bond yields continued to move lower during the quarter in anticipation of a budget compromise that has yet to be reached. The yield on the 30-year Treasury bond declined 56 basis points from 6.51% at the beginning of the quarter to a low of 5.95% on December 31, 1995. This compares to 7.88% at the beginning of the year and a previous low of 5.79% in October 1993. The U.S. bond market recorded one of its best years in 1995, following its worst in 1994. This year's bond rally, as well as the flattening yield curve, helped the longer duration government and corporate sectors outperform while the mortgage sector lagged, particularly on a price return basis.

     Municipal bonds also provided strong positive returns for both the quarter and the year. Yields continued to follow taxable bond yields lower as reflected in the yield on the Bond Buyer 40-Bond Revenue Index which declined to 5.56% on December 31, 1995 from 6.07% on September 30 and from 6.92% one year ago. Among municipal revenue bonds, the hospital and water and sewer sectors posted the best results, reflecting their longer maturities, while the shorter maturity housing sector lagged slightly. Overall, the municipal market significantly underperformed taxable bonds due to lingering concerns over tax reform that first arose in late spring. Municipals remain cheaply valued with long maturity revenue bonds yielding approximately 94% of comparable maturity Treasury securities at year end.

                                       TOTAL RETURN - CALENDAR YEAR

                                            1988          1989                  1990         1991         1992          1993
SIT BOND FUND                               ----          ----                  ----         ----         ----           0.34% (1)

SIT MINNESOTA TAX-FREE
     INCOME FUND                            ----          ----                  ----         ----         ----           1.60 (1)
      (NASDAQ Symbol: SMTFX)

SIT TAX-FREE INCOME FUND                    2.19% (1)     8.38%                  7.29%       9.25%         7.71%        10.42
      (NASDAQ Symbol: SNTIX)

SIT U.S. GOV'T. SECURITIES FUND
      (NASDAQ Symbol: SNGVX)                7.86         11.04                  10.97       12.87          5.43          7.34

SIT MONEY MARKET FUND                        ----          ----                  ----         ----         ----          0.46 (1)
      (NASDAQ Symbol: SNIXX)


    Lehman Aggregate Bond Index             7.89         14.53                   8.96       16.00          7.40        9.75/0.54 (1)
    Lehman 5-Year Municipal Bond Index    6.39/0.75 (1)   9.07                   7.70       11.41          7.62          8.73
    Lehman Inter. Government Bond Index     6.40         12.68                   9.56       14.11          6.93          8.17
    3-Month U.S. Treasury Bill              7.10          8.73                   8.04        5.72          3.56          3.13

SIT Investment Reserve Fund                 6.65          8.53                   7.59        6.14          3.81          2.34 (5)
    (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)


(Wide table continued from above.)

                                                                  YIELD AS OF      DISTRIBUTION
                                         1994          1995        12/31/95          RATE (2)

SIT BOND FUND                           -1.31%        16.83%        6.15%             6.41%

SIT MINNESOTA TAX-FREE
     INCOME FUND                         0.63         11.90         5.52 (3)          5.64
      (NASDAQ Symbol: SMTFX)

SIT TAX-FREE INCOME FUND                -0.63         12.86         5.52 (4)          5.66
      (NASDAQ Symbol: SNTIX)

SIT U.S. GOV'T. SECURITIES FUND
      (NASDAQ Symbol: SNGVX)             1.77         11.50         6.49              6.78

SIT MONEY MARKET FUND                    3.84          5.58         5.44 (6)
      (NASDAQ Symbol: SNIXX)


    Lehman Aggregate Bond Index         -2.92         18.47
    Lehman 5-Year Municipal Bond Index  -1.28         11.65
    Lehman Inter. Government Bond Index -1.75         14.41
    3-Month U.S. Treasury Bill           4.47          5.98

SIT Investment Reserve Fund
    (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)



                                                                 TOTAL
                                                        TOTAL    RETURN
                                                        RETURN    SIX
                                                        QUARTER  MONTHS           AVERAGE ANNUAL TOTAL RETURNS FOR
                                                         ENDED    ENDED          THE PERIODS ENDED DECEMBER 31, 1995
                                            INCEPTION   12/31/95 12/31/95    1 YEAR    3 YEARS      5 YEARS    SINCE INCEPTION

SIT BOND FUND                               12/01/93      3.88%     5.73%     16.83%      ----       ----          7.25%

SIT MINNESOTA TAX-FREE INCOME FUND          12/01/93      3.13      4.99      11.90       ----       ----          6.68

SIT TAX-FREE INCOME FUND                    09/29/88      3.36      5.68      12.86       7.39%     7.82%          7.86

SIT U.S. GOV'T. SECURITIES FUND             06/02/87      2.95      4.99      11.50       6.79      7.70           8.68

SIT MONEY MARKET FUND                       11/01/93      1.33      2.70       5.58       ----        ----         4.56

    Lehman Aggregate Bond Index                           4.26      6.31      18.47       8.07       9.48          7.22
    Lehman 5-Year Municipal Bond Index                    2.05      4.49      11.65       6.22       7.52          7.59
    Lehman Inter. Government Bond Index                   3.34      4.94      14.41       6.74       8.21          8.63
    3-Month U.S. Treasury Bill                            1.36      2.77       5.82       4.47       4.53          4.99


(1)      Period from Fund inception through calendar year-end.

(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/95.

(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.74%, 9.43% and 9.99%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).

(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 8.00%, 8.63% and 9.14%, respectively (Income subject to state tax, if any).

(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the SIT Money Market Fund.

(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/95 was 5.30%.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT BOND FUND REVIEW
DECEMBER 31, 1995

Michael C. Brilley
  Senior Portfolio Manager
Bryce A. Doty, CFA
  Portfolio Manager

     The SIT Bond Fund provided investors a +3.88% return for the fourth quarter of 1995 and a +16.83% return for the year. As of December 31, 1995, the Fund's 30-day SEC yield was 6.15% and the Fund's 12-month distribution rate was 6.41%.

     The yield on the 5-Year U.S. Treasury Note dropped by approximately 0.6% over the past quarter and by about 2.5% versus the level a year ago. This provided a significant increase in price for intermediate maturity U.S. Treasury Notes which was more than the price appreciation of the Fund's mortgage-backed securities. This is not surprising since the Fund's mortgage-backed holdings are high coupon, seasoned securities which provide a high level of income and price stability. The decrease in yields did, however, provide a significant increase in prices for the Fund's longer maturity CMO, Asset-Backed, and Treasury holdings for the fourth quarter of 1995 as well as for the year.

     During the past quarter, the Fund repositioned its Treasury holdings to make cash available for securities earning a higher level of interest income. The Fund's Treasury holdings now include longer maturity zero coupon bonds that provide more duration than coupon bonds. As a result, the Fund has been able to maintain its overall duration(1) while allocating a larger portion of the Fund's assets to corporate and mortgage-backed securities. Consequently, over the past quarter, the Fund's Treasury holdings have been reduced from 30% of the portfolio to 23%.

     For 1996, we expect interest rates to remain in a much narrower range than the previous two years, which were among the most volatile in the history of the bond market. As a result, we intend to maintain the Fund's duration near that of its benchmark, the Lehman Aggregate Bond Index, and continue to maintain the overall high quality of the Fund while investing in securities that offer attractive total returns.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                               PORTFOLIO SUMMARY

        Net Asset Value 12/31/95:   $10.14 Per Share
                         9/30/95:   $ 9.91 Per Share

                Total Net Assets:    $5.29  Million

                30-Day SEC Yield:     6.15%

                Average Maturity:    15.94 Years

      Modified Adjusted Duration:     4.99 Years (1)

(1) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.

                                  [Bar Chart]

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Agency Mortgage
Pass-Through Securities       39.1

Government & Agency           22.9

Collateralized Mortgage
Obligations                   15.1

Asset-Backed Securities       10.2

Corporate Bonds & Notes        7.4

Other Assets & Liabilities     5.3



                       AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*

                               Lipper Inter.       Lehman                          Lipper Inter.     Lehman
                  Bond       Investment Grade     Aggregate           Bond       Investment Grade   Aggregate
                  Fund        Bond Fund Avg.     Bond Index           Fund        Bond Fund Avg.   Bond Index

3 Months           3.88%           3.99%             4.26%            3.88%            3.99%          4.26%
   (unannualized)
1 Year            16.83           16.62             18.47            16.83            16.62          18.47
Inception          7.25            6.20              7.22            15.69            13.37          15.64
  (12/1/93)



* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Aggregate Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                     [Chart]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/95 would have grown to $11,569 in the Fund or $11,564 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                   [Pie Chart]
                                 QUALITY RATINGS

                             (% of total net assets)

                         LOWER OF MOODY'S OR S&P USED.

Agency Mortgage-Backed Securities & CMO's         54.2%
Government & Agency                               22.9%
BBB                                                3.6%
AAA                                                6.4%
AA                                                 3.7%
A                                                  3.9%
Other Assets & Liabilities                         5.3%


SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
DECEMBER 31, 1995

Michael C. Brilley
   Senior Portfolio Manager
Debra A. Sit, CFA
   Portfolio Manager

     The SIT Minnesota Tax-Free Income Fund provided shareholders a total return of +3.13% for the quarter and +11.90% for the year ended December 31, 1995. This compares favorably with total returns of +2.05% and +11.65%, respectively, for the Lehman 5-Year Municipal Bond Index. The Fund's net asset value per share rose 0.17 cents to $10.23 at quarter end, and this compares to $9.67 at the beginning of the year. The Fund ranks 2nd highest in total return among the 29 Minnesota funds in the Lipper Minnesota fund universe since inception of the Fund despite its lagging price performance in 1995.

     Municipal bond yields continued to follow U.S. Treasury yields lower as the yield of the Bond Buyer 40-Bond Revenue Index declined to 5.56% from 6.07% during the quarter and from 6.92% on December 31, 1994. Likewise, the Fund's 30-day SEC yield decreased to 5.52% from 5.66% during the quarter and from 6.23% one year ago. Distributions per share totaled 14.3 cents during the quarter which compares with 14.0 cents in the prior quarter, and have totaled 56.4 cents over the last twelve months. The Fund's 12-month distribution rate, which has remained relatively stable during this year, was 5.64% on December 31, 1995, down slightly from 5.73% on September 30 but up slightly from 5.57% on December 31, 1994.

     Fund assets grew to $62.15 million from $52.33 million at the beginning of the quarter and from $37.47 million one year ago. As Fund assets have continued to grow, we have kept the portfolio structure relatively unchanged. The most significant industry sector shifts during the quarter included an increase in multifamily housing from 30.7% to 32.1% and decreases in single family housing from 25.3% to 23.9% and in health care from 19.3% to 18.2%. The Fund's emphasis in housing bonds, whose shorter effective maturities caused it to outperform other industry sectors in 1994, contributed to its relative underperformance in 1995. Holdings rated A or better by the major ratings services decreased from 56.1% to 51.4%, primarily reflecting a decrease in A-rated holdings and an increase in cash to 5.3%. The portfolio continues to hold approximately 36% of its holdings in non-rated securities.

     Yielding 94% of comparable maturity Treasury securities, we believe that long municipal revenue bonds continue to be attractively valued from a historical basis. We expect that the Fund's emphasis on income will be rewarded as moderate economic growth and contained inflation help keep interest rates in a narrower range than the environment experienced in the last two years.


                      INVESTMENT OBJECTIVE AND STRATEGY

    The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                               PORTFOLIO SUMMARY

         Net Asset Value  12/31/95:   $10.23 Per Share
                           9/30/95:   $10.06 Per Share

                  Total Net Assets:   $62.15 Million

                  30-Day SEC Yield:     5.52%

              Tax Equivalent Yield:     9.99% (1)

                  Average Maturity:    20.08 Years

   Duration to Estimated Avg. Life:     6.61 Years (2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.

                                   [Bar Chart]

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

Multifamily Mortgage Revenue            32.1

Single Family Mortgage Revenue          23.9

Hospital/Health Care Revenue            18.2

Industrial Revenue/
Pollution Control                       11.3

Other Revenue Bonds                      6.7

General Obligation                       1.4

Municipal Lease Rental                   1.1

Other Assets & Liabilities               5.3



                        AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                MN Tax-Free       Lipper           Lehman        MN Tax-Free      Lipper           Lehman
                  Income         MN Muni.       5-Year Muni.       Income        MN Muni.       5- Year Muni.
                   Fund       Bond Fund Avg.     Bond Index         Fund      Bond Fund Avg.     Bond Index

3 Months           3.13%           4.18%             2.05%         3.13%            4.18%          2.05%
   (unannualized)
1 Year            11.90           15.39             11.65         11.90            15.39          11.65
Inception          6.68            5.03              5.51         14.41            10.77          11.83
  (12/1/93)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                     [Chart]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/95 would have grown to $11,441 in the Fund or $11,183 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                   [Pie Chart]
                                 QUALITY RATINGS

                             (% of total net assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


Other Assets & Liabilities         5.3%

Not Rated                         35.9%

BBB                                7.4%

A                                  9.8%

AA                                20.6%

AAA                               21.0%

                  ADVISER'S ASSESSMENT OF NOT-RATED SECURITIES

                           AA            1.1%
                            A            0.9
                          BBB           27.9
                           BB            5.1
                            B            1.7
                                        ----
                          TOTAL         35.9%


SIT TAX-FREE INCOME FUND REVIEW
DECEMBER 31, 1995

Michael C. Brilley
   Senior Portfolio Manager
Debra A. Sit, CFA
   Portfolio Manager

     The SIT Tax-Free Income Fund provided shareholders a total return of +3.36% for the fourth quarter of 1995 and +12.86% for the year which compares favorably with a quarterly return of +2.05% and an annual return of +11.65% for the Lehman 5-Year Municipal Bond Index. In addition, the Fund's income returns continue to compare quite favorably, with a year-end 12-month yield of 5.51%, as calculated by Lipper Analytical Services, compared with their General Municipal Bond Fund average yield of 4.94%. Because of the Fund's emphasis on high current income and price stability, the Fund's return from appreciation lagged that of the longer duration Lipper General Municipal Bond Fund universe during the bull market of 1995.

     In their most recent review dated December 22, 1995, Morningstar, a nationally recognized firm which rates mutual funds, affirmed their highest 5-Star rating for the Fund which has been maintained for the past 4 1/4 years since the Fund's initial rating. The Fund has maintained a 5.0 average rating which is the highest possible rating within the Morningstar rating system. Furthermore, in their December overview of national municipal bond funds, the Fund's rating ranked #5 out of 504 funds in their universe over the past five years.

     Fund assets increased to $281.9 million at year end compared with $262.2 million at the beginning of the quarter and $243.3 million at the prior year end. The Fund's portfolio structure has been relatively constant. During the bullish environment of the past quarter and past year, the lowest sector returns were earned by the shorter effective duration single family, multi-family, and IDR/PCR sectors of the portfolio while substantially higher than average returns were earned by the longer duration hospital, transportation and other revenue sectors. Those relative returns are the reverse of the relative sector performance in 1994's bearish environment.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.


                               PORTFOLIO SUMMARY

         Net Asset Value  12/31/95:    $10.06 Per Share
                           9/30/95:    $ 9.87 Per Share

                  Total Net Assets:    $281.93 Million

                  30-Day SEC Yield:      5.52%

        12 Month Distribution Rate:      5.66%

              Tax Equivalent Yield:      9.14% (1)

                  Average Maturity:     15.08 Years

   Duration to Estimated Avg. Life:      6.29 Years (2)


(1) For individuals in the 39.6% federal tax bracket.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.

                                   [Bar Chart]
                               PORTFOLIO STRUCTURE

                            (% of total net assets)

Hospital/Health Care Revenue                 24.9
Multifamily Mortgage Revenue                 22.8
Single Family Mortgage Revenue               16.0
Industrial Revenue/Pollution Control         11.3
Other Revenue                                 7.7
Transportation                                4.5
Municipal Lease Rental                        3.7
Public Facilities                             2.8
Education/Student Loan                        1.0
Utilities                                     0.8
Escrowed to Maturity/Pre-Refund               0.6
General Obligation                            0.4
Other Assets & Liabilities                    3.5


                     AVERAGE ANNUAL TOTAL RETURNS*                          CUMULATIVE TOTAL RETURNS*

                                  Lipper           Lehman                             Lipper         Lehman
                Tax-Free       General Muni.    5-Year Muni.        Tax-Free       General Muni.  5-Year Muni.
               Income Fund    Bond Fund Avg.     Bond Index        Income Fund    Bond Fund Avg.   Bond Index

3 Months           3.36%           4.67%             2.05%            3.36%            4.67%          2.05%
   (unannualized)
1 Year            12.86           16.84             11.65            12.86            16.84          11.65
3 Years            7.39            7.19              6.22            23.84            23.16          19.84
5 Years            7.82            8.48              7.52            45.73            50.25          43.69
Inception          7.86            8.39              7.59            73.16            79.36          70.06
  (9/29/88)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                     [Chart]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/95 would have grown to $17,316 in the Fund or $17,006 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                   [Pie Chart]
                                 QUALITY RATINGS

                             (% of total net assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


Other Assets & Liabilities              3.5%
BBB                                    43.6%
BB                                      0.8%
A                                      35.9%
AA                                      8.2%
AAA                                     8.0%

                          Total number of holdings: 227



SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
DECEMBER 31, 1995


Michael C. Brilley
   Senior Portfolio Manager
Bryce A. Doty, CFA
   Portfolio Manager

     The SIT U.S. Government Securities Fund provided investors a +2.95% return for the fourth quarter of 1995 and a +11.50% return for the year. As of December 31, 1995, the Fund's 30-day SEC yield was 6.49% and the Fund's 12-month distribution rate was 6.78%. Morningstar, a nationally recognized firm which rates mutual funds, ranked the Fund #1 in their latest review of a universe of 375 government bond funds for having the lowest risk, and rated the Fund #4 for its risk and return characteristics for the five years ended September 30, 1995.

     The Fund has continued to focus on securities that provide a high level of income and relative price stability. The yield on the 3-Year U.S. Treasury Note dropped by approximately 0.7% over the past quarter and by about 2.5% for the year. This provided a significant increase in price for shorter and intermediate maturity U.S. Treasury Notes which appreciated more in price than the Fund's mortgage-backed securities. This is not surprising since the Fund invests in high coupon, seasoned mortgage-backed securities for their high level of income and price stability. The decrease in yields did, however, provide a significant increase in price for the Fund's longer maturity Treasury holdings for the fourth quarter of 1995 as well as for the year.

     During the past quarter, the Fund sold some of its Treasury holdings and purchased additional mortgage pass-through securities. The Fund also replaced a portion of its coupon Treasury holdings with zero coupon Treasury securities.

     For 1996, we expect interest rates to remain in a much narrower range than the previous two years, which were among the most volatile in the history of the bond market. This forecast for relatively stable interest rates adds increased importance to the Fund's continued emphasis on interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).

                               PORTFOLIO SUMMARY

        Net Asset Value  12/31/95:  $10.60 Per Share
                          9/30/95:  $10.46 Per Share

                 Total Net Assets:  $48.18 Million

                 30-Day SEC Yield:    6.49%

       12 Month Distribution Rate:    6.78%

                 Average Maturity:   14.88 Years

       Modified Adjusted Duration:    2.81 Years (1)

(1) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.


                                  [Bar Chart]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)

GNMA Pass-Through Securities                 66.1
U.S. Treasury Bonds                           9.1
Collateralized Mortgage Obligations           7.2
FHLMC Pass-Through Securities                 6.3
FNMA Pass-Through Securities                  5.9
Other Assets & Liabilities                    5.4


                        AVERAGE ANNUAL TOTAL RETURNS*                          CUMULATIVE TOTAL RETURNS*
              U.S. Gov't.   Lipper U.S. Gov't.    Lehman Inter.       U.S. Gov't.  Lipper U.S. Gov't. Lehman Inter.
            Securities Fund    Fund Average     Gov't. Bond Index   Securities Fund   Fund Average  Gov't. Bond Index

3 Months          2.95%            4.39%               3.34%              2.95%           4.39%            3.34%
   (unannualized)
1 Year           11.50            17.34               14.41              11.50           17.34            14.41
3 Years           6.79             6.98                6.74              21.80           22.45            21.60
5 Years           7.70             8.38                8.21              44.94           49.51            48.37
Inception         8.68             8.35                8.63             104.29           99.15           103.60
  (6/2/87)

* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Intermediate Government Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                     [Chart]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/95 would have grown to $20,429 in the Fund or $20,360 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                                    [Chart]
                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

Years                 Percent
-----                 -------
 0- 1                   5.4%
 1- 5                  83.3%
 5-10                   2.2%
10-20                   3.2%
20-30                   5.9%




SIT MONEY MARKET FUND REVIEW
DECEMBER 31, 1995

Michael C. Brilley
   Senior Portfolio Manager
Paul J. Jungquist
   Portfolio Manager

     The SIT Money Market Fund provided investors with a +1.33% return for the fourth quarter of 1995 compared to a +1.29% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. As of December 31, 1995, the Fund's 7-day compound yield was 5.44% and its average maturity was 35 days, compared to 5.44% and 42 days, respectively, at September 30, 1995.

     The Federal Reserve lowered the federal funds rate by 25 basis points to 5.50% on December 19. Three-month Treasury bill rates decreased from 5.33% at September 30 to 4.96% at December 31. This rate level implies that the market is expecting further easing by the Fed in the first quarter of 1996. Moderate economic growth and controlled inflation are the secular factors supporting this expectation. Accordingly, the Fund will try to take advantage of current yield levels and extend the maturity of the portfolio slightly during the quarter in anticipation of this further easing by the Fed.

     As economic activity continues to slow, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. Consumer finance companies may experience some pressure, however, so we will monitor the Fund's permissible credits in this industry particularly closely. The Fund continues to diversify its core holdings and its industry exposure of permissible credits. In the months ahead, we plan to add Tier I credits in the technology and consumer non-durable industries.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                               PORTFOLIO SUMMARY

     Net Asset Value  12/31/95:    $1.00 Per Share
                       9/30/95:    $1.00 Per Share

              Total Net Assets:   $18.50 Million


                                     [Chart]
                               PORTFOLIO STRUCTURE
                             (% of total net assets)

Diversified Finance                20.4
Captive Equipment Finance          16.2
Utilities                          15.0
Consumer Loan Finance              12.8
Captive Auto Finance               10.1
Insurance                           7.7
Technology/Business
 Equip. Services                    6.3
Retail                              4.8
Energy                              4.6
Other Assets & Liabilities          2.1

                         AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*
                 Money         Lipper Money       U.S. Treasury         Money       Lipper Money     U.S. Treasury
              Market Fund       Market Avg.      Bill (3-Month)      Market Fund     Market Avg.    Bill (3-Month)

3 Months          1.33%            1.29%               1.36%             1.33%           1.29%            1.36%
   (unannualized)
1 Year            5.58             5.37                5.82              5.58            5.37             5.82
Inception         4.56             4.37                4.99             10.13            9.72            11.13
  (11/1/93)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. Treasury Bill. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                    [Chart]
                               GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/95 would have grown to $11,013 in the Fund or $11,130 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                  [Pie Chart]
                                QUALITY RATINGS
                            (% of total net assets)
                       As rated by Moody's, S&P and Fitch

First Tier Securities         100%


First Tier Securities    100%
Second Tier Securities     0%


Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      Michael C. Brilley
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips
                      William E. Frenzel

Director Emeritus:
                      Melvin C. Bahle

Officers:
                      Eugene C. Sit, CFA          Chairman
                      Peter L. Mitchelson, CFA    Vice Chairman
                      Michael C. Brilley          Senior Vice President
                      Mary K. Stern               President
                      Debra A. Sit, CFA           Vice President - Investments,
                                                        Assistant Treasurer
                      Paul E. Rasmussen           Vice President & Treasurer
                      Michael P. Eckert           Vice President - Group Manager
                      Michael J. Radmer           Secretary
                      Parnell M. Kingsley         Assistant Secretary
                      Carla J. Rose               Assistant Secretary


QUARTERLY REPORT
BOND FUNDS
December 31, 1995

INVESTMENT ADVISER
Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
Norwest Bank Minnesota, N.A.
733 Marquette Avenue
Minneapolis, MN 55479

TRANSFER AGENT AND
DISBURSING AGENT
First Data Investor Services
P.O. Box 9763
Providence, RI 02940-9763

AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN 55402


MEMBER OF
100%
NO-LOAD
MUTUAL FUND
COUNCIL